Exhibit No. 10(a)
IBF VI - Participating Income Corporation
Form SB-2, Amend. No. 2
File No. 333-71091


THIS INSTRUMENT IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION
AGREEMENT DATEIJ AS OF THE DATE HEREOF (THE "SUBORDINATION
AGREEMENT') AMONG THE BORROWER, THE LENDER AND SOVEREIGN BANK
(THE "BANK") WHICH, AMONG OTHER THINGS, SUBORDINATES THE
BORROWER'S OBLIGATIONS TO THE LENDER TO THE BORROWER'S
OBLIGATIONS TO THE BANK.

                 SECURED SUBORDINATED TERM NOTE


$3,000,000                                             August 25,
1999
                                                  Boston,
Massachusetts

     FOR VALUE RECEIVED, the undersigned USM ACQUISITION CORP., a Massachusetts corporation (the "Borrower"), promises to pay to INTERBANK FUNDING CORP. (the "Lender", or order, at its office at 1733 Connecticut, N.W., Washington DC 20009, the principal sum of

THREE MILLION DOLLARS ($3,000,000)

with interest from the date hereof on the unpaid balance of said principal sum from time to time outstanding at the Interest Rate as stated below, paid in arrears on the first day of each month beginning on September 1, 1999, and on the Maturity Date (as defined below).

     Interest Rate. This Note shall bear interest at the rate equal to 13.46% per annum (the "Interest Rate"). Upon the occurrence of an Event of Default, (to the extent allowable by law) overdue interest shall bear interest, and the Borrower agrees to pay, at a rate ("Post-Default Rate") equal to two percent (2%) in excess of the Interest Rate, payable on demand.

     Prepayment. Subject to the restrictions set forth in the Subordination Agreement, the Borrower, at its option, shall have the right from time to time, without premium or penalty, to prepay this Note at any time in part or in whole. The Borrower shall also pay all accrued but unpaid interest at the time of any such prepayment. Any partial payment of the indebtedness evidenced by this note shall be applied first to interest hereon accrued to the date of payment, then to the payment of other amounts (except principal) at the time unpaid hereunder, and finally to the unpaid principal hereof.

     Payments. All payments of principal, interest and other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be made to the Lender at the address specified above and in lawful money of the United States of America, in funds immediately available to the Lender as it may direct. Whenever any payment to be made in respect hereto becomes due on a day which is a Saturday, Sunday or legal holiday, the maturity thereof shall be extended to the next succeeding business day and interest hereon shall accrue at the applicable rate during such extensions. Unless previously terminated by agreement of the Lender and Borrower or otherwise, this Note shall terminate and be due and payable at the close of business on August 16, 2002 (the "Maturity Date").

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     Events of Default and Acceleration. Each of the following
events shall constitute an event of default (an "Event of Default") hereunder: (a) the failure to make any payment of principal or interest hereunder when due; (b) any representation or warranty made by the Borrower shall prove to be materially incorrect when made; (c) the Borrower defaults on any other indebtedness or obligations owed to the Lender with an original principal amount greater than $50,000.00 in the aggregate (including but not limited to Borrower's obligations under the Security Agreement between Lender and Borrower of even date herewith); (d) the Borrower defaults on any other indebtedness owed to anyone other than the Lender beyond any applicable period of grace; or (e) the Borrower makes an assignment for the benefit of creditors, or bankruptcy or similar proceedings are commenced by or against the Borrower, or all or a substantial part of the Borrower's property is attached or a receiver, trustee or other custodian is appointed therefor. At the option of the Lender, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any Event of Default, provided, however, that upon any event of Default specified in subsection (e) above this Note shall become immediately due and payable without any demand, notice or other action by the Lender.

     Costs of Collection. Should the indebtedness evidenced by this Note or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should counsel be retained for collection of this Note after default, the Borrower agrees to pay, upon demand by the Lender, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other collection charges, together with interest thereon at the rate applicable under this Note to amounts past due, unless prohibited by law, all without relief from valuation or appraisement laws.

     Waiver. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     Massachusetts Law; Seal. All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts, and this Note shall be deemed to be under seal.

     Witness:                           USM ACQUISITION CORP.

                                        By:
                                        Title:
     Witness:

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
THIS INSTRUMENT IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION
AGREEMENT DATED AS OF THE DATE HEREOF (THE "SUBORDINATION
AGREEMENT") AMONG THE BORROWER, THE LENDER AND SOVEREIGN BANK
(THE "BANK") WHICH, AMONG OTHER THINGS, SUBORDINATES THE
BORROWER'S OBLIGATIONS TO THE LENDER TO THE BORROWER'S
OBLIGATIONS TO THE BANK.

           SECURED SUBORDINATED REVOLVING CREDIT NOTE

$900,000                                          August- 25,1999
                                                  Boston, Massachusetts


     FOR VALUE RECEIVED, the undersigned USM ACQUISITION CORP., a Massachusetts corporation (the "Borrower"), promises to pay to INTERBANK FUNDING CORP. (the "Lender"), or order, at its office at 1733 Connecticut, N.W., Washington DC 20009 the principal sum of

            NINE HUNDRED THOUSAND DOLLARS ($900,000)

or, if less, the principal amount of all Advances (as defined below) made by the Lender from time to time hereunder, with interest from the date hereof on the unpaid balance of said principal sum from time to time outstanding at the Interest Rate as stated below, paid in arrears on the first day of each month beginning on August 1, 1999, and on the Maturity Date (as defined below).

     Advances. (a) Subject to the terms and conditions set forth herein, the Lender agrees to make Advances to the Borrower from time to time until the Maturity Date (as defined below) in an aggregate principal amount that will not result in the Lender's Advances exceeding the lesser of (i) the principal amount of this Note or (ii) the Borrowing Base. The "Borrowing Base" shall be determined by the Lender by reference to the most recent Borrowing Base Certificate delivered by the Borrower to the Lender as provided below and shall equal the sum of 20% of Accounts and 45% of Inventory.

     (b) The Borrower shall deliver a Borrowing Base Certificate signed by the Chief Financial Officer of the Borrower in the form attached hereto as Exhibit A to the Lender monthly no later than 15 days after the end of each month. "Accounts" means the face amount of accounts of the Borrower located in the United States for which goods have been shipped or delivered to an account debtor in the United States, which are subject to a security interest in favor of the Lender and which are not more than 60 days past due. "Inventory" means inventory of the Borrower in good and marketable condition located in the United States, valued on a first-in-first-out basis at fair market value, and subject to a security interest in favor of the Lender. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Advances. The Borrower hereby agrees to deliver promptly a written notice to the Lender specifying any change in the Borrower's borrowing base with the Bank. Upon receipt of any such notice, the Lender reserves the right to adjust the Borrowing Base .

     (c) To make a request for Advances, Borrower shall provide Lender with a written borrowing request for such Advances, and Lender shall fund such Advances within two business days after the receipt of such written request. All advances made by Lender to the Borrower hereunder ("Advances") and all payments of the principal thereof shall be endorsed by the holder of this Note on the Schedule of Advances and Repayments attached hereto and shall be reflected in the business records of Lender. The entries in the Schedule of Advances and Repayments attached hereto and in the business records of

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
Lender shall constitute prima facie
evidence of the accuracy of the information so listed; provided, however, that the failure of the holder of this Note to include information as to any advance or payment on such Schedule of Advances and Repayments or in such business records shall not in any manner affect the obligation of the Borrower to repay any advances made under this Note on or prior to the Maturity Date.

     Lender Records. Lender is hereby irrevocably authorized (but not required) to keep a record of the date and amount of each payment of principal hereon. In the absence of manifest error, such records shall constitute conclusive evidence thereof. No failure on the part of Lender to establish such recordkeeping system shall in any way affect the rights of Lender or the obligations of the Borrower to repay advances under this Note on or prior to the Maturity Date.

     Interest Rate. This Note shall bear interest at the rate equal to 12% per annum (the "Interest Rate"). Upon the occurrence of an Event of Default, (to the extent allowable by law) overdue interest shall bear interest, and the Borrower agrees to pay, at a rate ("Post-Default Rate") equal to two percent (2%) in excess of the Interest Rate, payable on demand.

     Prepayment. Subject to the restrictions set forth in the Subordination Agreement, the Borrower, at its option, shall have the right from time to time, without premium or penalty, to prepay this Note at any time in part or in whole. The Borrower shall also pay all accrued but unpaid interest at the time of any such prepayment. Any partial payment of the indebtedness evidenced by this Note shall be applied first to interest hereon accrued to the date of payment, then to the payment of other amounts (except principal) at the time unpaid hereunder, and finally to the unpaid principal hereof.

     Payments. All payments of principal, interest and other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be made to the Lender at the address specified above and in lawful money of the United States of America, in funds immediately available to the Lender as it may direct. Whenever any payment to be made in respect hereto becomes due on a day which is a Saturday, Sunday or legal holiday, the maturity thereof shall be extended to the next succeeding business day and interest hereon shall accrue at the applicable rate during such extensions. Unless previously terminated by agreement of the Lender and Borrower or otherwise, this Note and the Advances hereunder shall terminate and be due and payable at the close of business on August 16, 2002 (the "Maturity Date").

     Events of Default and Acceleration. Each of the following events shall constitute an event of default (an "Event of Default") hereunder: (a) the failure to make any payment of principal or interest hereunder when due; (b) any representation or warranty made by the Borrower shall prove to be materially incorrect when made; (c) the Borrower defaults on any other indebtedness or obligations owed to the Lender with an original principal amount greater than $50,000.00 in the aggregate (including but not limited to Borrower's obligations under the Security Agreement between Lender and Borrower of even date herewith); (d) the Borrower defaults on any other indebtedness owed to anyone other than the Lender beyond any applicable period of grace; or (e) the Borrower makes an assignment for the benefit of creditors, or bankruptcy or similar proceedings are commenced by or against the Borrower, or all or a substantial part of the Borrower's property is attached or a receiver, trustee or other custodian is appointed therefor. At the option of the Lender, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any Event of Default, provided, however, that upon any event of Default specified in subsection (e) above this Note shall become immediately due and payable without any demand, notice or other action by the Lender.

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     Costs of Collection. Should the indebtedness evidenced by
this Note or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should counsel be retained for collection of this Note after default, the Borrower agrees to pay, upon demand by the Lender, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other collection charges, together with interest thereon at the rate applicable under this Note to amounts past due, unless prohibited by law, all without relief from valuation or appraisement laws.

     Waiver. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     Massachusetts Law; Seal. All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts, and this Note shall be deemed to be under seal.

Witness:                      USM ACQUISITION CORP.

                              By:
                              Title:

Witness:

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
               SCHEDULE OF ADVANCES AND REPAYMENTS



1.   ADVANCES

     Date of Advance     Amount of Advance


2.   REPAYMENTS


     Date of Repayment   Amount of Repayment

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
                       SECURITY AGREEMENT

     THIS SECURITY AGREEMENT dated as of August 25, 1999, is made by and between USM ACQUISITION CORP., a Massachusetts corporation having its principal place of business at 200 Reservoir Street, Needham, Massachusetts 02494 (the "Compan "), and INTERBANK FUNDING CORP. whose principal place of business is 1733 Connecticut, N.W., Washington DC 20009 (the "Secured Party").

                           WITNESSETH

     WHEREAS, the Company has issued to the order of the Secured Party on the date hereof its Secured Subordinated Term Note in the original principal amount of $3,000,000 and a Secured Subordinated Revolving Credit Note in the original principal amount of $900,000 (as amended, the "Notes") pursuant to which the Secured Party agreed, subject to the terms and conditions set forth therein, to make a loan in such principal to the Company (the "Loan");

     WHEREAS, in connection with the execution and delivery of the Notes, the Secured Party has requested and the Company has agreed to enter into this Agreement, pursuant to which the Company is granting liens and security interests in favor of the Secured Party;

     NOW, THEREFORE, in consideration of the willingness of the Secured Party to agree, subject to the terms and conditions set forth therein, to make the Loan to the Company, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

     1. Security Interest . As security for the Secured Obligations described in Section 2 hereof, the Company hereby grants to the Secured Party a security interest in and lien on all of the tangible and intangible personal property and fixtures of the Company, including the property described below, whether now owned or existing, or hereafter acquired or arising, together with any and all additions thereto, replacements and substitutions therefor, and proceeds and products thereof (hereinafter referred to collectively as the "Collateral"):

     (i) all inventory, goods, merchandise, raw materials, supplies, goods in process, finished goods and other tangible personal property held by the Company for processing, sale or lease or furnished or to be furnished by the Company under contracts of service or to be used or consumed in the Company's business (the foregoing items in this clause (i) being sometimes herein referred to collectively as "Inventory");

     (ii) all accounts, accounts receivable and notes, drafts, acceptances and other instruments representing or evidencing a right to payment for goods sold or leased or for services rendered whether or not earned by performance (the foregoing items in this clause (ii) being sometimes herein' referred to collectively as "Accounts Receivable"), as well as all right, title and interest of the Company in the goods which have given rise thereto, including the right of stoppage in transit;

     (iii) all general intangibles of the Company, including without limitation, goodwill and all present and future intellectual property rights of the Company, including without limitation, all trademark rights, all copyright rights, all patent rights, all trade secrets, all know-how, and all causes of action arising under all such intellectual property rights;

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
     (iv) all of the Company's chattel paper of every kind and description, including all additions thereto and substitutions therefor;

     (v) all other rights of the Company to the payment of money, including without limitation, amounts due from affiliates, all tax refunds of every kind and nature including loss carryback refunds, insurance proceeds, under factoring agreements, and all rights to deposits or advance payments;

     (vi) all customer lists, files, records (including without limitation computer programs, disks, tapes and related electronic data processing media) and writings of the Company or in which the Company has an interest in any way relating to the foregoing property and all rights of the Company to retrieval from third parties of electronically processed and recorded information pertaining to any of such property;

     (vii) all of the Company's documents and instruments
(whether negotiable or non-negotiable);

     (viii) all funds and investments in any collateral account or accounts maintained from time to time by the Company with the Secured Party;

     (ix) all guaranties and securities for any of the foregoing;
and

     (x) all of the Company's equipment, machinery, fixtures, furniture, office supplies and vehicles.

     2. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the following liabilities and obligations (herein called the "Secured Obligations"):

     (a) Principal of and premium, if any, and interest on the Notes; and

     (b) Any and all other indebtedness or obligations of the Company to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising including, without limitation, any and all other fees, premiums or penalties payable by the Company to the Secured Party.

     3.   Special Warranties and Covenants of Company. The
Company hereby warrants and covenants to the Secured Party that:

     (a) The address shown as the principal place of business of the Company set forth in the introductory paragraph to this Agreement is the current principal place of business of the Company, and all of the Company's current additional places of business, if any, and the locations of all of the Collateral currently are listed on Schedule 3. The Company will not change its principal or any other place of business, or the location of any Collateral from the locations set forth in Schedule 3, or make any change in the Company's name or conduct the Company's business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Secured Party.

     (b) Except for the security interest created hereunder and the security interest in favor of Sovereign Bank ("Sovereign"), the Company is the owner of the Collateral free from any lien, security

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
interest or encumbrance, and will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein nor will the Company create, incur or permit to exist any mortgage, lien, charge, encumbrance or security interest whatsoever with respect to its Collateral except for the security interest in favor of Sovereign.

     (c) The Company will not sell or otherwise dispose of any of the Collateral or any interest therein except in the ordinary course of business.

     (d) The Company will keep the Collateral in good order and repair and adequately insured at all times in accordance with commercially reasonable industry practice. The Company will pay promptly when due all taxes and assessments on the Collateral or for its use or operation, except for taxes and assessments to be contested in good faith. The Secured Party may at its option discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Company so to do, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and the Company agrees to reimburse the Secured Party on demand for any payments made or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Obligations for all purposes hereof.

     (e) The Collateral may be transferred to a third party upon an Event of Default without the consent of any other third party.

     (f) The Company will promptly execute and deliver to the Secured Party such financing statements, certificates and other documents or instruments as may be necessary to enable the Secured Party to perfect or from time to time renew the security interest granted hereby, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Company or in any replacements or proceeds thereof. The Company authorizes and appoints the Secured Party to execute such financing statements, certificates and other documents in its stead, with full power of substitution, as the Company's attorney in fact. The Company further agrees that a carbon, photographic or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Agreement. With respect to any investments or other Collateral hereunder which are book entry or uncertificated securities, the Company authorizes the Secured Party to cause its security interest therein to be noted on the books and records of the issuer thereof or other registrar therefor and to take such other actions as may be necessary to perfect the Secured Party's security interest therein.

     (g) The Company will give the Secured Party notice of each office of the Company at which records of the Company pertaining to all intangible items of Collateral are kept. Except as such notice is given, the Company's records concerning all intangible Collateral are and will be kept at the address shown at the beginning of this Agreement as the principal place of business of the Company.

     4.   Special Provisions Concerning, Accounts Receivable.

     (a) Upon the occurrence and during the continuation of an Event of Default, the Secured Party may notify or may require the Company to notify account debtors obligated on any or all of the Accounts Receivable to make payment directly to the Secured Party.

     (b)  The Company hereby irrevocably appoints the Secured
Party the true and lawful attorney of the Company with full power of substitution, in the name of the Secured Party or in the name of the

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
Company or otherwise, for the sole benefit of the Secured
Party but at the sole expense of the Company, without notice to or demand upon the Company: (i) to demand, collect, receive payment of, receipt for, settle, compromise or adjust, and give discharges and releases in respect of the Accounts Receivable or any of them; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Accounts Receivable or any of them and to enforce any other rights in respect thereof or in respect of the goods which have given rise thereto; (iii) to defend any suit, action or proceeding brought against the Company with respect to any Account Receivable or the goods which have given rise thereto; (iv) to settle, compromise or adjust any suit, action or proceeding described in clause (ii) or (iii) above, and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (v) to endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing or securing the Accounts Receivable or any of them; (vi) to receive, open and dispose of all mail addressed to the Company and to notify the post office authorities to change the address of delivery of mail addressed to the Company to such address, care of the Secured Party, as the Secured Party may designate; and (vii) generally to sell, assign, transfer, pledge, make any agreement in respect of or otherwise deal with any Account Receivable or the goods which have given rise thereto as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; provided, however, that the foregoing rights granted to the Secured Party pursuant to this subsection (b) shall not be exercised by the Secured Party unless an Event of Default shall have occurred and be continuing. The powers conferred on the Secured Party by this Agreement are solely to protect any interest of the Secured Party and shall not impose any duty upon the Secured Party to exercise any such power, and if the Secured Party shall exercise any such power, it shall be accountable only for amounts that it actually receives as a result thereof and shall not be responsible to the Company except for gross negligence or willful misconduct. The Secured Party shall be under no obligation to take steps necessary to preserve the rights in any Collateral against prior parties but may do so at its option. The Secured Party may at its option transfer at any time to itself or to its nominee any securities held as Collateral hereunder and receive the income thereon and hold the same as Collateral hereunder.

     5. Fixtures. It is the intention of the parties hereto that none of the Collateral shall become fixtures and the Company will take all such reasonable action or actions as may be necessary to prevent any of the Collateral from becoming fixtures. Without limiting the generality of the foregoing, the Company will, if requested by the Secured Party, use its best efforts to obtain waivers of lien, in form satisfactory to the Secured Party, from each lessor of real property on which any of the Collateral is or is to be located.

     6. Events of Default. The Company shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

     (a)  The occurrence of an Event of Default under the Notes;
or

     (b) The breach, violation or other non-performance of any term, covenant, condition, agreement or obligation of the Company contained herein.
     7. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, the Secured Party may declare all of the Secured Obligations to be immediately due and payable and shall then have the following rights and remedies:

     (a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial
Code;

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

     (b)  All rights and remedies provided in this Agreement; and

     (c) All rights and remedies provided in the Notes, the Guaranty or in any other agreement, document or instrument pertaining to any of the Secured Obligations.

     8. Royalty Free License. If at any time the Secured Party has the right to dispose of any of the Collateral which is subject to a patent, trademark or copyright which the Company owns or controls through a license or otherwise, the Company grants to the Secured Party a royalty free license to use any such patent, trademark or copyright, in addition to the grant of any security interest granted to the Secured Party in such patent, trademark or copyright to dispose of any such Collateral. Such royalty free license shall extend to any person or persons purchasing such Collateral from the Secured Party.

     9. Right of Secured Party to Dispose of Collateral. etc. Without limiting the scope of Section 7 hereof, upon the occurrence of any Event of Default, such default not having previously been remedied or cured, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Secured Party may require the Company to make the Collateral (to the extent the same is moveable) available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Company at least ten (10) days' prior written notice at the address of the Company set forth above (or at such other address or addresses as the Company shall specify in writing to the Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine and any surplus shall be returned to the Company or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Company). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Company will be liable for the deficiency, together with interest thereon, at the maximum rate provided in the Notes, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

     10. Right of Secured Party to Use and Operate Collateral. Upon the occurrence and during the continuance of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Company and all persons claiming under the Company wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Company, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may deem proper. In any such case the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Company in respect thereto as the Secured Party shall deem best, including the right to enter into any and

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all such agreements with respect to the
operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied as provided in Section 11. Without limiting the generality of the foregoing the Secured Party shall have the right to apply for a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of the Company, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

     11. Proceeds of Collateral. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in the order of priority as the Secured Party shall otherwise determine and any surplus shall be returned to the Company or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Company). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Company will be liable for the deficiency, together with interest thereon at the Post-Default Rate (as defined in the Notes), and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

     12. Waivers. etc. The Company hereby waives presentment demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Party's rights hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Company or to any account debtor in respect of any Account Receivable, or substitution, release or surrender of any Collateral, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any Account Receivable or other Collateral, the acceptance of partial payments on any Secured Obligation or on any Account Receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. THE COMPANY FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE COMMONWEALTH OF MASSACHUSETTS (OR UNDER THE CONSTITUTION OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO THE SECURED PARTY AND WAIVES ITS

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RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY
CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. The Company's waivers under this Section have been made voluntarily, intelligently and knowingly and after the Company has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

     13. Termination, Assignment; etc. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full (provided that the Secured Party is no longer obligated to make Loans under the Notes). No waiver by the Secured Party or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Secured Party of all or any of the Secured Obligations held by it, the Secured Party may assign or transfer its rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Secured Party hereunder, and the Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.

     14.  Reinstatement. Notwithstanding the provisions of
Section 13, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Collateral is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Company or any substantial part of its properties, or otherwise, all as though such payments had not been made.

     15. Governmental Approvals, etc. Upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Company will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Secured Party may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

     16. Certain Definitions. Capitalized terms used herein without definition which are defined in the Notes shall have the respective meanings ascribed to them in the Notes. In addition to the descriptions contained in Section I hereof, the items of Collateral referred to therein shall have all of the meanings ascribed to them in the Uniform Commercial Code as in effect from time to time.

     17. Notices. Except as otherwise provided herein, notice to the Company or to the Secured Party shall be deemed to have been sufficiently given or served for all purposes hereof if mailed by certified or registered mail, return receipt requested, as follows:

     (a) if to the Company, at the address set forth above in this Agreement, to the attention of the President;

     (b) if to the Secured Party, at the address set forth above;

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
or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto.

     18. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Secured Party and the Company and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Section headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     19. Governing Law, Jurisdiction, Waiver of Jury Trial. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. The Company, to the extent that it may lawfully do so, hereby consents to service of process and to be sued, in the Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of this Agreement or any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth above or as otherwise provided under the laws of the Commonwealth of Massachusetts. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST THE COMPANY IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                   USM ACQUISITION CORP.

                                   By:
                                   Name:
                                   Title:

                                   INTERBANK FUNDING CORP.

                                   By:
                                   Name:
                                   Title:

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
                            SCHEDULE3

                     Location Of Collateral

200 Reservoir St.
Needham, MA 02494

4301 North 30t' St.
Omaha, NB 68111

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
                 Notice and Opportunity to Cure

     Lender agrees to provide to InterBank Funding Corporation,
Attention: Simon A. Hershon, 1733 Connecticut Avenue, NW, Washington, D.C. 20009 ("InterBank"), copies of all notices to Borrower, together with an opportunity to cure any default by Borrower within 21 days after delivery of written notice by from Lender to InterBank.

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